FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Assets (Details) - Amounts due from clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Effects of offsetting on the balance sheet
Gross amounts	$ 6,939,778	$ 7,877,524
Gross amounts set off in the balance sheet	(2,694,985)	(4,810,571)
Net amounts presented in the balance sheet	4,244,793	3,066,953
Related amounts not offset
Net amount	$ 4,244,793	$ 3,066,953